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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 17, 1999
                        ---------------------------------
                        (Date of earliest event reported)

                                TEREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

Delaware                       1-10702                 34-1531521
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    (State of             (Commission File No.)          (IRS Employer
  Incorporation)                                       Identification No.)

               500 Post Road East, Suite 320, Westport, CT 06880
             ------------------------------------------------------
              (Address of principal executive offices)   (zip code)

                                 (203) 222-7170
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On June 17, 1999, Terex Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc. (the "Underwriter"), relating to the sale and issuance by the Company of 3,500,000 shares of its Common Stock, par value $0.01 per share (the "Common Stock"), plus up to 525,000 additional shares which may be issued upon the exercise of an option granted to the Underwriter to cover over-allotments. A copy of the Underwriting Agreement is attached hereto as Exhibit 1 and is hereby incorporated herein by reference. A copy of the final Prospectus Supplement, dated June 17, 1999, to the Prospectus dated June 17, 1999, relating to the offer and sale of these shares of Common Stock is attached hereto as Exhibit 2 and is hereby incorporated herein by reference. It is expected that the sale and issuance of the Common Stock contemplated by the Underwriting Agreement will be consummated on or around June 22, 1999.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  (1) Underwriting Agreement, dated as of June 17, 1999, between Terex Corporation and Salomon Smith Barney Inc.

                  (2) Prospectus Supplement, dated June 17, 1999, to Prospectus dated June 17, 1999 of Terex Corporation relating to the offer and sale of 3,500,000 shares of its Common Stock, par value $0.01 per share, plus up to 525,000 additional shares which may be issued upon the exercise of an option granted to the underwriter named therein to cover over-allotments.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TEREX CORPORATION

                                    By: /s/      Eric I Cohen
                                        -------------------------
                                    Name:    Eric I Cohen
                                    Title:   Senior Vice President
                                             and General Counsel

Date: June 18, 1999

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                                  EXHIBIT INDEX
                                  -------------



Exhibit
  No.
-------

 1            Underwriting Agreement, dated as of June
              17, 1999, between Terex Corporation and
              Salomon Smith Barney Inc.

 2            Prospectus Supplement, dated June 17,
              1999, to Prospectus dated June 17, 1999
              of Terex Corporation relating to the
              offer and sale of 3,500,000 shares of its Common Stock, par value $0.01 per share, plus up to 525,000 additional shares which may be issued upon the exercise of an option granted to the underwriter named therein to cover over-allotments.